Exhibit 99.7

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              4.4277%



        Excess Protection Level
          3 Month Average  7.70%
          May, 2001  7.63%
          April, 2001  7.49%
          March, 2001  8.00%


        Cash Yield                                  19.67%


        Investor Charge Offs                        5.45%


        Base Rate                                   6.58%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $58,203,705,030.43


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,958,014,468.94